UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 1, 2007

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Vincera, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-51522	74-2912383
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
611 South Congress Avenue, Suite 350 Austin, TX 78704 (Address of principal executive offices)

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512-443-8749

 (Registrant's telephone number)

Not Applicable

(Former name or former address if changed from last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

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  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 4.01 Changes in Registrant’s Certifying Accountant.

(1)

Merger Involving Independent Accountants

a.

On February 1, 2007, we were informed by Helin, Donovan, Trubee & Wilkinson, LLP (“HDTW”), the independent registered public accounting firm for Vincera, Inc., as follows:

i.

HDTW has consummated a merger with Pohl, McNabola, Berg & Co., LLP (“PMB”).  PMB is located in San Francisco, California, and is also registered with the Public Company Accounting Oversight Board (United States).  The name of the post-merger firm is PMB Helin Donovan, LLP (“PMB+HD”).

ii.

We are required to file this Form 8-K as notification that PMB+HD succeeds HDTW as our independent registered auditor.

b.

HDTW’s reports on our consolidated financial statements as of and for the years ended December 31, 2004 and 2005 did not contain an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

c.

Neither of the reports of HDTW on Vincera, Inc.’s financial statements for the two most recent fiscal years contained an adverse opinion or a disclaimer of opinion, nor was either such report qualified or modified as to uncertainty, audit scope or accounting principles.

i.

During Vincera, Inc.’s two most recent fiscal years and through February 1, 2007, there were no disagreements, whether or not resolved, with HDTW on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of HDTW, would have caused them to make reference thereto in their reports on the financial statements for such years.

ii.

During Vincera, Inc.’s two most recent fiscal years and through February 1, 2007, there have been no reportable events (as defined in Regulation S-B Item 304(a)(1)(iv) (B)).

d.

Vincera, Inc. has requested that HDTW furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not HDTW agrees with the above statements.  A copy of HDTW’s letter required by Item 304(a)(3) of Regulation S-B is filed as Exhibit 16 to this Form 8-K.

(2)

During the Company’s two most recent fiscal years and through February 1, 2007, neither Vincera, Inc., nor anyone on its behalf, consulted with PMB regarding either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on Vincera, Inc.’s financial statements; or any matter that was either a subject of disagreement (as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the relations instructions to that Item) or a reportable event (as described in Item 304(a)(1)(iv)(B) of Regulation S-B).

We have notified the members of our Board of Directors of the facts set forth in this report on Form 8-K, including the appointment of PMB+HD as our independent registered auditor and the Board of Directors has approved the appointment.

Item 9.01 Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired.

None

(b)

Pro forma financial information.

None

(c)

Shell company transactions.

None

(d)

Exhibits

16

Letter regarding change in certifying accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VINCERA, INC. By: /s/ David R. Malmstedt David R. Malmstedt, Chairman, Chief Executive Officer, and President Date: February 5, 2007

EXHIBIT INDEX

Exhibit No.	Description
16	Letter regarding change in certifying accountant